SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 27, 1998


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of Home Equity Loan
               Pass-Through Certificates, Series 1998-HE2)


                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)


New Jersey                        33-5042                    21-0627285
------------------------------------------------------------------------
(State or other jurisdiction    (Commission             (I.R.S. Employer
   of incorporation)             File Number)         Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On June 26, 1998 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1998-HE2 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated June 23, 1998.

The original principal balance of each Class of the Certificates is as follows:


                 Class A1                         $59,500,000.00
                 Class A2                         $21,500,000.00
                 Class A3                         $27,600,000.00
                 Class A4                         $13,400,000.00
                 Class A5                         $15,100,000.00
                 Class A6                         $23,478,000.00
                 Class A7                         $17,800,000.00
                 Class R1                                $500.00
                 Class R2                                $500.00
                 Class M                           $4,861,000.00
                 Class B1                          $4,375,000.00
                 Class B2                          $1,945,000.00
                 Class B3                          $1,945,000.00
                 Class B4                          $1,459,000.00
                 Class B5                          $1,459,719.67
                 Class S (1)
                                                -----------------
                                          Total  $194,423,719.67
                                                -----------------


(1) The Class S has an original Notional Principal Balance equal to $194,423,719.67

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 8.25% and 91.75%, respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $50,000, $3,888,474 and $1,944,237 respectively, representing approximately 0.03%, 2.00% and 1.00%, respectively, of the aggregate Principal Balances of the Mortgage Loans as of June 1, 1998 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self- amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 93.76% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 6.24% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

      The Mortgage Rates borne by the Mortgage Loans range from approximately 7.05% to 15.00% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.136% per annum. The original principal balances of the Mortgage Loans range from approximately $7,500.00 to $450,000.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $70,063 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is May 1994, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is May 2028. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cutoff Date range from approximately 45 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 244 months. Approximately 22.12% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 177 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 1.416% to 90.595%, and the weighted average of the home Equity Loan-to- Value Ratios of the Mortgage Loans at origination is approximately 71.84%. The Second-Lien Combined Loan-to- Value Ratio of the second-lien Mortgage Loans at origination range from approximately 8.256% to 96.979%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 72.25%. No more than approximately 0.45% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

      No more than approximately 0.88% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans have been originated under the NIV program. Approximately 3.31% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 1.57% of the Mortgage Loans have been originated under the Streamlined Portfolio program.

      Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding):

                     Cut-off Date Principal Balances

------------------------------------------------------------------------------
                                                            Percentage of
     Range of                           Cut-off              Cut-off Date
   Cut-off Date         Number of         Date             Aggregate Principal
 Principal Balances   Mortgage Loans    Principal Balance        Balance
------------------------------------------------------------------------------

$     00.00 -  10,000.00     8             $71,494.97          0.04%
  10,000.01 -  20,000.00   165          $2,659,908.11          1.37%
  20,000.01 -  30,000.00   234          $6,078,455.72          3.13%
  30,000.01 -  40,000.00   296         $10,469,939.37          5.39%
  40,000.01 -  50,000.00   375         $16,951,007.89          8.72%
  50,000.01 -  60,000.00   376         $20,785,886.47         10.69%
  60,000.01 -  75,000.00   381         $25,671,383.54         13.20%
  75,000.01 - 100,000.00   448         $39,224,502.51         20.17%
 100,000.01 - 150,000.00   347         $42,085,272.07         21.65%
 150,000.01 - 200,000.00    83         $14,356,772.42          7.38%
 200,000.01 - 250,000.00    34          $7,438,242.18          3.83%
 250,000.01 - 300,000.00    17          $4,622,542.21          2.38%
 300,000.01 - 350,000.00     4          $1,287,181.51          0.66%
 350,000.01 - 400,000.00     6          $2,271,130.70          1.17%
 400,000.01  & Above         1            $450,000.00          0.23%
                     ---------------------------------------------------------
                Total    2,775        $194,423,719.67        100.00%
                     =========================================================

                              Mortgage Rates


--------------------------------------------------------------------------------
                                                        Percentage of
                                    Cut-off              Cut-off Date
    Range of        Number of         Date             Aggregate Principal
 Mortgage Rates  Mortgage Loans    Principal Balance        Balance
--------------------------------------------------------------------------------

   0.000 -  7.500%     11            $1,059,518.94          0.54%
   7.501 -  8.000     153           $12,876,772.72          6.62%
   8.001 -  8.500     743           $57,919,497.89         29.79%
   8.501 -  9.000     570           $42,662,795.25         21.94%
   9.001 -  9.500     383           $24,577,652.40         12.64%
   9.501 - 10.000     385           $24,621,111.19         12.66%
  10.001 - 10.500     179           $10,956,445.52          5.64%
  10.501 - 11.000     195           $11,385,540.05          5.86%
  11.001 - 11.500      57            $3,193,034.56          1.64%
  11.501 - 12.000      49            $2,878,975.16          1.48%
  12.001 - 12.500      16              $858,496.91          0.44%
  12.501 - 13.000      21              $874,265.42          0.45%
  13.001 - 13.500       5              $284,571.19          0.15%
  13.501 - 14.000       2              $102,587.19          0.05%
  14.001 - 15.000       6              $172,455.28          0.09%
                     -----------------------------------------------------------
              Total 2,775          $194,423,719.67        100.00%
                     ===========================================================

             Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------
               Number of       Cut-off Date      Percentage of Cut-off Date
State        Mortgage Loans  Principal Balance   Aggregate Principal Balance
--------------------------------------------------------------------------------
Alabama                 73      $3,610,494.94                    1.86%
Arizona                 17        $813,734.20                    0.42%
Arkansas                 7        $569,297.32                    0.29%
California              45      $2,665,409.16                    1.37%
Colorado                92      $7,192,878.42                    3.70%
Connecticut             51      $4,594,882.04                    2.36%
Delaware                 3        $147,698.79                    0.08%
District of Columbia    59      $4,273,904.18                    2.20%
Florida                559     $33,626,304.86                   17.30%
Georgia                 58      $3,187,676.88                    1.64%
Idaho                    4        $319,285.24                    0.16%
Illinois               142      $9,768,141.76                    5.02%
Indiana                106      $5,132,960.17                    2.64%
Iowa                     6        $309,764.46                    0.16%
Kansas                   4        $217,967.88                    0.11%
Kentucky                16        $835,755.11                    0.43%
Louisiana               16        $832,481.31                    0.43%
Maryland               160     $14,067,170.26                    7.24%
Massachusetts           74      $6,944,919.91                    3.57%
Michigan                73      $4,701,686.45                    2.42%
Minnesota                4        $264,846.34                    0.14%
Mississippi              3        $172,076.22                    0.09%
Missouri                54      $3,415,714.15                    1.76%
Montana                  1         102,755.78                    0.05%
Nebraska                 7        $521,911.40                    0.27%
Nevada                   2         $71,213.29                    0.04%
New Hampshire            1         $95,147.99                    0.05%
New Jersey             114     $10,457,869.97                    5.38%
New Mexico              16        $785,051.54                    0.40%
New York               303     $26,592,984.80                   13.68%
North Carolina         163      $9,827,898.25                    5.05%
Ohio                   158     $10,940,863.24                    5.63%
Oklahoma                 5        $260,937.35                    0.13%
Oregon                   7        $393,351.42                    0.20%
Pennsylvania            77      $5,693,478.22                    2.93%
Rhode Island            18      $1,252,044.67                    0.64%
South Carolina          67      $4,223,322.05                    2.17%
South Dakota             2        $337,348.66                    0.17%
Tennessee               63      $4,479,680.84                    2.30%
Texas                    1         $63,652.10                    0.03%
Utah                    35       $2,761,543.14                   1.42%
Virginia                80       $5,973,607.56                   3.07%
Washington               8         $434,931.09                   0.22%
West Virginia            2         $125,098.89                   0.06%
Wisconsin               18       $1,274,925.04                   0.66%
Wyoming                  1          $89,052.33                   0.05%
                 ---------------------------------------------------------------
           Total     2,775     $194,423,719.67                 100.00%
                 ===============================================================

                        Priority of Mortgage Loans

--------------------------------------------------------------------------------
                Number of       Cut-off Date      Percentage of Cut-off Date
Priority      Mortgage Loans  Principal Balance   Aggregate  Principal Balance
--------------------------------------------------------------------------------

First-priority        2,336             $179,952,154.72         92.56%
Second-priority         439              $14,471,564.95          7.44%
                     -----------------------------------------------------------
                Total 2,775             $194,423,719.67        100.00%
                     ===========================================================


                           Year of Origination

--------------------------------------------------------------------------------
Year of         Number of       Cut-off Date      Percentage of Cut-off Date
Origination    Mortgage Loans  Principal Balance  Aggregate Principal Balance
================================================================================

1998             2,048               $141,695,876.89          72.88%
1997               722                $52,417,327.72          26.96%
1996                 3                   $150,740.46           0.08%
1995                 1                   $119,855.46           0.06%
1994                 1                    $39,919.14           0.02%
                ----------------------------------------------------------------
           Total 2,775               $194,423,719.67         100.00%
                ================================================================


        Months Remaining to Stated Maturity as of the Cut-off Date

--------------------------------------------------------------------------------
Number of Months
  Remaining to     Number of       Cut-off Date      Percentage of Cut-off Date
Stated Maturity  Mortgage Loans  Principal Balance  Aggregate Principal Balance
--------------------------------------------------------------------------------

 36 -  59               23           $460,599.85            0.24%
 60 -  83               15           $341,388.77            0.18%
 84 - 107                2            $38,748.28            0.02%
108 - 131              224         $8,480,006.37            4.36%
132 - 155               10           $543,169.28            0.28%
156 - 179            1,000        $66,838,648.41           34.38%
180 - 239              694        $49,010,524.75           25.21%
240 & Above            807        $68,710,633.96           35.34%
                      ----------------------------------------------------------
               Total 2,775       $194,423,719.67          100.00%
                      ==========================================================

                    Types of Mortgaged Properties (1)

--------------------------------------------------------------------------------
                    Number of       Cut-off Date      Percentage of Cut-off Date
Property Type     Mortgage Loans  Principal Balance  Aggregate Principal Balance
--------------------------------------------------------------------------------

Single-family
detached(1)          2,471        $170,853,280.55            87.88%
Single-family
attached               130          $8,764,774.93             4.51%
2 - 4 family           128         $11,891,549.16             6.12%
Condo                   46          $2,914,115.03             1.50%
                     -----------------------------------------------------------
           Total     2,775        $194,423,719.67           100.00%
                     ===========================================================

(1) Approximately 3.40% of the single-family detached units will be manufactured homes.

                    Use of Mortgaged Properties (1)(2)

--------------------------------------------------------------------------------
                   Number of       Cut-off Date      Percentage of Cut-off Date
         Use     Mortgage Loans  Principal Balance  Aggregate Principal Balance
--------------------------------------------------------------------------------

Primary residence      2,697      $190,482,691.25           97.97%
Non-primary
residence(2)              78        $3,941,028.42            2.03%
                     -----------------------------------------------------------
             Total     2,775      $194,423,719.67          100.00%
                     ===========================================================

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.

Second-Lien
                   Combined Loan-to-Value Ratio (1) (2)
                     (for Second-Lien Mortgage Loans)

--------------------------------------------------------------------------------
                     Number of           Cut-off
Range of Combined  Mortgage Loans in      Date       Percentage of Cut-off Date
 Loan-to-            a Second-          Principal   Aggregate Principal Balance
 Value Ratios      Lien Position         Balance      in a Second-Lien Position
--------------------------------------------------------------------------------

     0 - 10.00           1             $26,000.00               0.18%
 10.01 - 20.00           5            $130,590.51               0.90%
 20.01 - 30.00           4            $115,485.82               0.80%
 30.01 - 40.00           6            $189,418.43               1.31%
 40.01 - 50.00          19            $723,049.26               5.00%
 50.01 - 60.00          28            $936,939.10               6.47%
 60.01 - 70.00          78          $2,439,610.37              16.86%
 70.01 - 75.00          56          $1,947,512.81              13.46%
 75.01 - 80.00         121          $4,050,939.26              27.99%
 80.01 - 85.00         119          $3,829,735.13              26.46%
 85.01 & Above           2             $82,284.26               0.57%
                     -----------------------------------------------------------
           Total       439         $14,471,564.95             100.00%
                     ===========================================================

(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).
(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 72.25%.

                 Home Equity Loan-to-Value Ratio (1) (2)

--------------------------------------------------------------------------------
                                                             Percentage of
Range of Home Equity   Number of       Cut-off Date      Cut-off Date Aggregate
Loan-to-Value Ratios Mortgage Loans  Principal Balance      Principal Balance
--------------------------------------------------------------------------------

  0.00 - 10.00%              44         $808,750.24                0.42%
 10.01 - 20.00              204       $5,864,838.15                3.02%
 20.01 - 30.00              155       $5,595,603.93                2.88%
 30.01 - 40.00              112       $4,997,345.27                2.57%
 40.01 - 50.00              135       $7,127,198.29                3.67%
 50.01 - 60.00              159       $8,956,970.44                4.61%
 60.01 - 70.00              287      $19,014,095.63                9.78%
 70.01 - 75.00              254      $20,923,874.90               10.76%
 75.01 - 80.00              921      $77,024,908.75               39.62%
 80.01 - 85.00              271      $23,732,503.38               12.21%
 85.01 - 90.00              231      $20,146,627.09               10.36%
 90.01 & Above                2         $231,003.60                0.12%
                     -----------------------------------------------------------
                Total     2,775     $194,423,719.67              100.00%
                     ===========================================================

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 3.47% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 71.84%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 75.61% and 24.89%, respectively.

                      Home Equity Loan Ratio (1) (2)
                     (for second-lien Mortgage Loans)

--------------------------------------------------------------------------------
                      Number of           Cut-off
                    Mortgage Loans in      Date       Percentage of Cut-off Date
  Range of Home       a Second-          Principal   Aggregate Principal Balance
Equity Loan Ratios  Lien Position         Balance      in a Second-Lien Position
--------------------------------------------------------------------------------

     0 - 10.00%            9            $189,518.32          1.31%
 10.01 - 20.00           109          $2,483,242.66         17.16%
 20.01 - 30.00           137          $3,982,021.61         27.52%
 30.01 - 40.00            87          $3,430,171.44         23.70%
 40.01 - 50.00            35          $1,750,726.01         12.10%
 50.01 - 60.00            23          $1,116,147.14          7.71%
 60.01 - 70.00            15            $595,666.20          4.12%
 70.01 - 75.00             6            $205,480.54          1.42%
 75.01 - 80.00             4            $165,883.66          1.15%
 80.01 - 85.00             2             $73,662.47          0.51%
 85.01 - 90.00             4            $139,994.12          0.97%
 90.01 - 100.00            3            $188,379.13          1.30%
100.00                     5            $150,671.65          1.04%
                     -----------------------------------------------------------
               Total:    439         $14,471,564.95        100.00%
                     ===========================================================

(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien Mortgage Loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 35.57%.

                                Loan Type

--------------------------------------------------------------------------------
                  Number of       Cut-off Date      Percentage of Cut-off Date
 Type           Mortgage Loans  Principal Balance  Aggregate Principal Balance
--------------------------------------------------------------------------------

Fully amortizing     2,315      $151,413,141.14             77.88%
Balloon                460       $43,010,578.53             22.12%
                     -----------------------------------------------------------
           Total     2,775      $194,423,719.67            100.00%
                     ===========================================================

        Months Remaining to Stated Maturity as of the Cut-off Date
                           (for Balloon Loans)

--------------------------------------------------------------------------------
  Number of Months
 Remaining to Stated  Number of                         Percentage of Cut-off
   Maturity as of      Balloon       Cut-off Date       Date Aggregate Principal
    Cut-off Date    Mortgage Loans  Principal Balance   Balance of Balloon Loans
--------------------------------------------------------------------------------

150 - 180                 460         $43,010,578.53              100.00%
                     -----------------------------------------------------------
                Total     460         $43,010,578.53              100.00%
                     ===========================================================

ITEM 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



1.1   The Underwriting Agreement for the Series 1998-HE2
      Certificates dated September 24, 1996, as modified and supplemented by the related terms agreement dated June 23, 1998, between GE Capital Mortgage Services, Inc., and
      Prudential Securities Incorporated.

4.1   The Pooling and Servicing Agreement for the Series 1998-HE2
      Certificates dated as of June 1, 1998 between GE Capital
      Mortgage Services, Inc., as seller and servicer, and The
      First National Bank of Chicago, as trustee.

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          /s/ Syed W. Ali
                                               ---------------
                                  Name:        Syed W. Ali
                                  Title:       Vice President



Dated as of  June 26, 1998

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          /s/ Syed W. Ali
                                               ---------------
                                  Name:        Syed W. Ali
                                  Title:       Vice President


Dated as of  June 26, 1998

EXHIBIT INDEX


The exhibits are being filed herewith:

-------------------------------------------------------------------------------
       EXHIBIT NO.                DESCRIPTION                  PAGE
-------------------------------------------------------------------------------

           1.1             The Underwriting Agreement dated
                           September 24, 1996, as modified
                           and supplemented by the related
                           terms agreement dated June 23,
                           1998 between GE Capital Mortgage
                           Services, Inc., and Prudential
                           Securities Incorporated.

           4.1             The Pooling and Servicing
                           Agreement for the Series 1998-HE2
                           Certificates dated as of  June 1,
                           1998 between GE Capital Mortgage
                           Services, Inc., as seller and servicer,
                           and The First National Bank of
                           Chicago, as trustee.
-------------------------------------------------------------------------------